                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 8, 1997
                                                 ----------------

                            BITWISE DESIGNS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



        Delaware                    0-20190               14-1673067
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

        Building 50, Rotterdam Industrial Park, Schenectady, NY  12306
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (518) 356-9741
                                                   ----------------


--------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 4.  Change of Registrant's Certifying Accountant.

         On July 8, 1997, the Board of Directors of Bitwise Designs, Inc. (the "Company") approved a recommendation by management to retain the firm of Coopers & Lybrand L.L.P. to be its independent accountants for the fiscal year ending June 30, 1997. Coopers & Lybrand L.L.P. will also assist the Company in preparing its state and Federal income tax returns during the year. Coopers & Lybrand L.L.P. had previously served as the Company's independent accountants for the fiscal year ended June 30, 1993.

         The Company had previously announced that it had terminated the services of its prior independent accountant, KPMG Peat Marwick LLP in order to significantly reduce the Company's audit and income tax preparation costs.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BITWISE DESIGNS, INC.
                                               (Registrant)


                                               By: /s/ John T. Botti
                                                   -----------------
                                                   John T. Botti
                                                   Chairman

Dated:  July 14, 1997